September 6, 2023

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re: Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-19725 Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51971 Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-51955

Ladies and Gentlemen:

We have transmitted to contract owners the annual reports for the period ended

June 30, 2023 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account B invests.

Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.

If you have any questions about this filing, please contact Simon Berry at 513-361-4824.

Sincerely,

/s/ John P. Gruber

John P. Gruber

Senior Vice President

Attachment 1—List of Underlying Portfolios

Annuity Investors Variable Account B, Registration Nos. 811-08017 and 333-19725, 333-51971 and 333-51955

1940 Act No.

811-07452 AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. American Value Fund—Series I Shares

Invesco V.I. Capital Appreciation Fund—Series I Shares

Invesco V.I. Comstock Fund—Series I Shares

Invesco V.I. Conservative Balanced Fund/VA— Series I Shares

Invesco V.I. Core Equity Fund—Series I Shares

Invesco V.I. Discovery Mid Cap Growth Fund—Series I Shares

Invesco V.I. Diversified Dividend Fund—Series I Shares

Invesco V.I. Health Care Fund—Series I Shares

Invesco V.I. High Yield Fund—Series I Shares

Invesco V.I. Main Street Fund®— Series I Shares

Invesco V.I. Small Cap Equity Fund—Series I Shares

811-21987 ALPS Variable Investment Trust

Morningstar Balanced ETF Asset Allocation Portfolio—Class II Shares Morningstar Conservative ETF Asset Allocation Portfolio—Class II Shares Morningstar Growth ETF Asset Allocation Portfolio—Class II Shares Morningstar Income and Growth ETF Asset Allocation Portfolio—Class II Shares

811-05188 American Century Variable Portfolios, Inc. VP Capital Appreciation Fund—Class I Shares VP Large Company Value Fund—Class I Shares VP Mid Cap Value Fund—Class I Shares

VP Ultra® Fund—Class I Shares

811-08673 BNY Mellon Investment Portfolios MidCap Stock Portfolio—Service Shares Technology Growth Portfolio—Initial Shares

811-05719 BNY Mellon Stock Index Fund, Inc.—Initial Shares

811-07044 BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Initial Shares

811-05125 BNY Mellon Variable Investment Fund

Appreciation Portfolio—Initial Shares

Government Money Market Portfolio

Growth and Income Portfolio—Initial Shares

Opportunistic Small Cap Portfolio—Initial Shares

811-09237 Calamos Advisors Trust

Calamos Growth and Income Portfolio (closed)

811-09293 Davis Variable Account Fund, Inc.

Davis Value Portfolio (closed)

811-07507 Deutsche DWS Investments VIT Funds

DWS Small Cap Index VIP—Class A Shares

811-05583 Franklin Templeton Variable Insurance Products Trust

Templeton Foreign VIP Fund—Class 2 Shares

811-07736 Janus Aspen Series

Janus Henderson VIT Balanced Portfolio—Institutional Shares

Janus Henderson VIT Enterprise Portfolio—Institutional Shares Janus Henderson VIT Forty Portfolio—Institutional Shares

Janus Henderson VIT Global Research Portfolio—Institutional Shares (closed) Janus Henderson VIT Overseas Portfolio—Institutional Shares

Janus Henderson VIT Research Portfolio—Institutional Shares

811-07607 Morgan Stanley Variable Insurance Fund, Inc. Core Plus Fixed Income Portfolio—Class I Shares Discovery Portfolio—Class I Shares

U.S. Real Estate Portfolio—Class I Shares

811-08399 PIMCO Variable Insurance Trust

PIMCO Real Return Portfolio—Administrative Class

PIMCO Total Return Portfolio—Administrative Class

811-07917 Wilshire Variable Insurance Trust

Wilshire Global Allocation Fund